UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 9, 2013

LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721	13-2615557
(Commission File Number)	(IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010
(Address of Principal Executive Offices)	(Zip Code)

212-460-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On April 9, 2013, Jefferies Group LLC (“Jefferies”), a wholly-owned subsidiary of Leucadia National Corporation, filed its Quarterly Report on Form 10-Q for the quarter ended February 28, 2013 with the Securities and Exchange Commission.

A copy of the Form 10-Q is incorporated by reference to the Jefferies filing as an exhibit to this Form 8-K.

Item 9.01                      Financial Statements and Exhibits

 (d)           Exhibits

Exhibit No.	Description
99.1
Jefferies Group LLC Quarterly Report on Form 10-Q for the Quarter Ended February 28, 2013 (incorporated herein by reference to the Quarterly Report on Form 10-Q for the Quarter Ended February 28, 2013 (SEC file No. 001-14947) filed by Jefferies Group LLC on April 9, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2013

LEUCADIA NATIONAL CORPORATION

	By:	/s/ Joseph A. Orlando
		Name:	Joseph A. Orlando
		Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1
Jefferies Group LLC Quarterly Report on Form 10-Q for the Quarter Ended February 28, 2013 (incorporated herein by reference to the Quarterly Report on Form 10-Q for the Quarter Ended February 28, 2013 (SEC file No. 001-14947) filed by Jefferies Group LLC on April 9, 2013).

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